Exhibit 10.1a


                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT (this "Amendment") is entered into as of December 20, 1996, between UNIFRAX CORPORATION, a Delaware corporation ("Borrower"), BANK OF AMERICA ILLINOIS, an Illinois banking corporation, as agent ("Agent") for the Lenders, National City Bank ("NCB"), as a Lender, and various financial institutions from time to time party thereto ("Lenders").

         WHEREAS, Borrower has requested that Agent amend the Loan Agreement dated October 30, 1996 (the "Loan Agreement") in various respects, and Agent has agreed to do so subject to the terms contained herein;

         NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

         (a) Section 2.1.3(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  VOLUNTARY PREPAYMENTS OF THE TERM LOAN. Borrower may on any Banking Day, prepay the principal of the Term Loan in whole or in part without any premium or penalty (other than as expressly provided in SECTION 2.4.5 with respect to LIBOR Rate Loans repaid prior to the end of the applicable Interest Rate Period); provided, however, that a prepayment of the Term Loan may be made with the proceeds of a Revolving Loan only if, immediately before and after giving effect to such prepayment, no Event of Default or Unmatured Event of Default then exists and is continuing or would result therefrom. Any partial prepayment of principal shall be in a minimum amount equal to the lesser of (1) the outstanding principal balance of the Term Loan and
         (ii) Two Hundred Fifty Thousand Dollars ($250,000) or an integral multiple thereof, and shall be applied to the unpaid installments of the Term Loan in the inverse order of their maturities; provided, that any voluntary prepayment in Fiscal Year 1997 shall be applied to the unpaid installments of the Term Loan due March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998 in the inverse order of their maturities; and provided, further, that any voluntary prepayment in Fiscal Year 1996 shall be applied first to the unpaid installment of the

         Term Loan due December 31, 1997, and then to the unpaid installments of the Term Loan due March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998 in the inverse order of their maturities. Any principal of the Term Loan which is repaid may not be reborrowed as a Term Loan.

         (b) Section 5.26 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                  5.26 CAPITAL EXPENDITURES LIMITATION.

                  Not permit Capital Expenditures for the three (3) month period ending December 31, 1996 to be greater than Four Million Eight Hundred Thousand Dollars ($4,800,000), and not permit Capital Expenditures in any Fiscal Year set forth below to be greater than the amount set forth opposite such Fiscal Year:

                               Fiscal Year                          Amount
                               -----------                          ------
                   1997                                           $9,000,000

                   1998                                           $5,000,000

                   1999 and each Fiscal Year thereafter           $4,500,000

         3. OTHER AMENDMENTS. This Amendment shall constitute amendments to the Loan Agreement and all of the Related Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the Related Agreements shall remain unchanged and in full force and effect in accordance with their original terms.

         4. MISCELLANEOUS.

         (a) WARRANTIES AND ABSENCE OF DEFAULTS. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby warrants to Agent and Lenders, as of the date hereof, that:

                  (i) The warranties of Borrower contained in the Loan Agreement are true and correct as of the date hereof as if made on the date hereof.

                  (ii) No Event of Default or event which, with giving of notice or the passage of time, or both would become an Event of Default, exists as of the date hereof

         (b) EXPENSES. Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered in connection herewith. In addition, Borrower agrees to pay, and save Agent and Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this SECTION 4(b) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

         (c) GOVERNING LAW. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

         (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         (e) REFERENCE TO LOAN AGREEMENT. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement" "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any Related Agreements, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

         (f) SUCCESSORS. This Amendment shall be binding upon Borrower, Agent, Lenders and their respective successors and assigns, and shall inure to the benefit of Borrower, Agent Lenders and the successors and assigns of Agent and Lenders.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first above written.


                                        UNIFRAX CORPORATION


                                        By /s/ William Kelly
                                           ---------------------------------
                                        Its  President
                                            --------------------------------


                                        BANK OF AMERICA ILLINOIS, as Agent


                                        By /s/ David A. Johanson
                                           ---------------------------------
                                               David A. Johanson
                                        Its Vice President
                                            --------------------------------


                                        BANK OF AMERICA ILLINOIS, as a Lender


                                        By /s/ Steven K. Kessler
                                           ---------------------------------
                                        Its Vice President
                                            --------------------------------


                                        NATIONAL CITY BANK, as a Lender


                                        By /s/ Christopher M. Karr
                                           ---------------------------------
                                        Its Vice President
                                            --------------------------------